Prospectus Supplement

John Hancock Funds II

Small Cap Value Fund (the fund)

Supplement dated September 15, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective December 31, 2022 (the Effective Date), Timothy J. McCormack, CFA will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. McCormack will be removed from the Summary Prospectus as of the Effective Date.

As of the Effective Date, Edmond C. Griffin, CFA and Shaun F. Pedersen will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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